Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Equity

NOTE 11: – EQUITY

A.	Recapitalization and reverse acquisition

On October 30, 2025 (the “Merger Date”), the Company (formerly known as NLS Pharmaceutics Ltd.) completed its merger with Kadimastem Ltd. (“Kadimastem”) pursuant to the Agreement of Merger and Plan of Reorganization dated November 4, 2024, as amended. In connection with the Merger, the Company changed its name to NewcelX Ltd. and its Nasdaq ticker symbol to “NCEL”.

Under the terms of the Merger Agreement, holders of Kadimastem ordinary shares received 0.706 NewcelX common shares for each Kadimastem share held. This exchange ratio also reflects a 1-for-10 reverse share split effected by the Company in connection with the Merger. For accounting purposes, Kadimastem was determined to be the accounting acquirer, therefore, the Company’s historical financial statements for all periods prior to the Merger Date have been retroactively restated to reflect the recapitalization of Kadimastem’s equity using the 0.706 exchange ratio.

Upon completion of the Merger, the Company’s issued and outstanding capital consisted of approximately 4,597,505 common shares (par value CHF 0.05), 5,029 preferred shares, and 56,829 preferred participation certificates. Additionally, as part of the Merger consideration, the Company issued pre-funded warrants exercisable for 1,060,574 common shares. As part of the closing, legacy NLS security holders also received Contingent Value Rights (CVRs) related to future net proceeds from the disposition of certain legacy assets.

B.	Common Shares

As of December 31, 2025, the Company has 4,797,505 Common Shares issued and outstanding with a par value of CHF 0.05 per share.

Following the Merger Date and through December 31, 2025, an investor exercised 200,000 Pre-funded Warrants into 200,000 Common Shares. The exercise price for these warrants was equal to the nominal par value of the shares (CHF 0.05 per share), and accordingly, no significant additional capital was raised upon exercise. All common shares issued are fully paid and non-assessable. Each holder of Common Shares is entitled to one vote per share and to receive dividends when and if declared by the Board of Directors.

C.	Preferred shares and preferred participation certificates

Following the Securities Purchase Agreements (“SPA”) executed in March and June 2025, and as a result of the closing of the Merger and the 1-for-10 reverse share split on October 30, 2025, the Company has an outstanding balance of 56,829 Preferred Participation Certificates (“PPCs”) and 5,029 Preferred Shares with a par value of CHF 0.05. Reflecting the impact of the reverse share split, the adjusted conversion price for these instruments is $16.50 per share.

The PPCs and Preferred Shares accrue cumulative dividends at a rate of eight percent (8%) of their stated value. These dividends are senior to any distributions to common stockholders and accrue from the original date of issuance. As of December 31, 2025, total accrued and unpaid dividends amounted to $211 thousand.

The initial conversion and exercise prices in the Preferred Shares and PPCs issued in March and June 2025 are subject to adjustment, for share splits, dividends and the subsequent sale or issuance of equity and equity-linked instruments with an effective price per share that is lower than the initial conversion price.

The PPCs and Preferred Shares are convertible at the option of the holder at any time into Common Shares. Management evaluates the impact of any subsequent equity issuances at each reporting period to determine if the price adjustment provisions have been triggered, which may result in a deemed dividend or a beneficial conversion feature.

D.	Pre-funded warrants

As of December 31, 2025, the Company has 860,574 pre-funded warrants outstanding related to the Merger consideration, following the exercise of 200,000 units post-merger for a nominal exercise price (CHF 0.05 per share), as well as 25,342 pre-funded warrants with an exercise price of $10.1. These warrants are considered in-substance common stock and are exercisable at any time. All shares issued upon exercise are fully paid and non-assessable.

E.	warrants

2025 Investment Warrants

As of December 31, 2025, there are 118,183 warrants outstanding issued in connection with the March and June 2025 offerings, with an exercise price of $18.00 per share (following the 1-for-10 reverse share split). These warrants are exercisable for a period of five years from the date of issuance, expiring in 2030. The exercise price and the number of shares issuable upon exercise of these warrants are subject to adjustment in the event the Company issues or is deemed to have issued Common Shares at an effective price per share lower than the then-current exercise price. No such adjustments were required during the period from the Merger Date through December 31, 2025.

October 2024 Warrants

As of December 31, 2025, there are 54,852 warrants outstanding issued in October 2024, with an exercise price of $16.50 per share (following the 1-for-10 reverse share split). These warrants are exercisable through October 2029. The exercise price of these warrants is subject to adjustment in the event of a subsequent sale of Common Shares at an effective price lower than the current exercise price.

Legacy and placement Agent Warrants

As of December 31, 2025, there are 65,094 warrants outstanding issued prior to 2024 to former investors and placement agents, with adjusted exercise prices ranging from $10.10 to $2,075 per share. These warrants expire at various dates between February 2026 and October 2030.

F.	equity incentive plans and stock options

2025 Equity incentive plan

In connection with the Merger, the Company adopted the 2025 Equity Incentive Plan (the “2025 Plan”). From the closing of the Merger through December 31, 2025, the Company granted 132,196 options to members of its senior management and Board of Directors with an exercise price of $7.62 per share. The options granted under the 2025 Plan vest over a three-year period in equal quarterly installments, subject to continued service. These options have a maximum contractual term of ten years from the date of the grant.

Legacy grants and Settlements

During 2025, prior to the Merger, the Company’s former Chief Executive Officer exercised certain outstanding options through both cash (total exercise price of $179 thousand) and cashless exercises, resulting in the issuance of 40,875 ordinary shares of Kadimastem. All other outstanding legacy options that were not exercised either expired or were forfeited in connection with the Merger. Additionally, RSUs and options held by the Executive Chairman and the CEO vested and were exercised into shares of Kadimastem prior to the Merger, partially through acceleration upon the closing. In connection with the Merger, these shares were converted into 272,379 common shares of Newcelx, in accordance with the exchange ratio.

Stock-Based Compensation Expense

The Company recognizes stock-based compensation expense based on the fair value of the awards on the date of grant. For the year ended December 31, 2025, the Company recorded stock-based compensation expense of $765 thousand. This expense includes the impact of accelerated vesting of certain legacy awards triggered by the Merger, as well as the fair value of new grants issued under the 2025 Plan. The fair value of stock options is estimated using the Black-Scholes option-pricing model, while the fair value of RSUs is based on the closing price of the Company’s Common Shares on the date of grant. For the years ended December 31, 2024 and 2023, the Company recorded stock-based compensation expense of $208 thousand and $143 thousand. respectively.